Exhibit 32.1
                                                                    ------------

                           SECTION 906 CERTIFICATION*
     (Certification of Chief Executive Officer and Chief Financial Officer)

         Pursuant to 18 U.S.C.ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of WindsorTech, Inc. hereby certify, to such officers' knowledge, that:

         (1) the accompanying Quarterly Report on Form 10-QSB of WindsorTech, Inc. (the "Company") for the period ended September 30, 2003 (the "Report") fully complies with the with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 12, 2003                              /s/ Marc Sherman
      -----------------                              --------------------------
                                                     Marc Sherman
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                                                     /s/ Edward L. Cummings
                                                     ---------------------------
                                                     Edward L. Cummings
                                                     Chief Financial Officer


__________________
* The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.